ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
CVSL INC.
(NAME OF CORPORATION AS CURRENTLY FILED WITH THE FLORIDA DEPT. OF STATE)
P11000056213
Document Number of Corporation (if known)
Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:
A.    IF AMENDING NAME. ENTER THE NEW NAME OF THE CORPORATION:
_______________________________JRjr33, Inc._______________________________________________
THE NEW NAME MUST BE DISTINGUISHABLE AND CONTAIN THE WORD "CORPORATION," "COMPANY," OR "INCORPORATED" OR THE ABBREVIATION "CORP.," "INC." OR CO.," OR THE DESIGNATION "CORP," "INC.," OR "CO". A PROFESSIONAL CORPORATION NAME MUST CONTAIN THE WORD "CHARTERED," PROFESSIONAL ASSOCIATION, OR THE ABBREVIATION "P.A."

B.    ENTER NEW PRINCIPAL OFFICE ADDRESS, IF APPLICABLE: 2950 North Harwood Street, 22nd
(PRINCIPAL OFFICE ADDRESS MUST BE A STREET ADDRESS)      Floor_______________________
Dallas, Texas 7520____________

C.   ENTER NEW MAILING ADDRESS, IF APPLICABLE:         ___________________________
(MAILING ADDRESS MAY BE A POST OFFICE BOX)         ___________________________
___________________________
D.   IF AMENDING THE REGISTERED AGENT AND/OR REGISTERED OFFICE ADDRESS IN FLORIDA, ENTER THE NAME OF THE NEW REGISTERED AGENT AND/OR THE NEW REGISTERED OFFICE ADDRESS:
NAME OF NEW REGISTERED AGENT:

(Florida street address)

NEW REGISTERED OFFICE ADDRESS: , Florida______________________
(City)                (Zip Code)

NEW REGISTERED AGENT'S SIGNATURE, IF CHANGING REGISTERED AGENT:
I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT. I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF THE POSITION.

____________________________________________________________________________
SIGNATURE OF NEW REGISTERED AGENT, IF CHANGING

IF AMENDING THE OFFICERS AND/OR DIRECTORS, ENTER THE TITLE AND NAME OF EACH OFFICER/DIRECTOR BEING REMOVED AND TITLE. NAME. AND ADDRESS OF EACH OFFICER AND/OR DIRECTOR BEING ADDED:
(ATTACH ADDITIONAL SHEETS, IF NECESSARY)

	TYPE OF ACTION	TITLE	NAME	ADDRESS
1)	Change
Add
Remove
2)	Change
Add
Remove
3)	Change
Add
Remove
4)	Change
Add
Remove
5)	Change
Add
Remove
6)	Change
Add
Remove

E. IF AMENDING OR ADDING ADDITIONAL ARTICLES. ENTER CHANGE(S) HERE:
(ATTACH ADDITIONAL SHEETS, IF NECESSARY). (BE SPECIFIC)

F. IF AN AMENDMENT PROVIDE FOR AN EXCHANGE, RECLASSIFICATION, OR CANCELATION OF ISSUED SHARES, PROVISIONS FOR IMPLEMENTING THE AMENDMENTIF NOT CONTAINED IN THE AMENDMENT ITSELF:
(IF NOT APPLICABLE, INDICATE N/A)

The date of each Amendment(s) adoption:        February 1, 2016____________________________

Effective date if applicable:            March 7, 2016______________________________
(NO MORE THAN 90 DAYS AFTER AMENDMENT FILE DATE)

Adoption of Amendments             (CHECK ONE)
☒     The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.
☐     The amendment(s) was/were approved by the shareholders through voting groups. THE FOLLOWING STATEMENT MUST BE SEPARATELY PROVIDED FOR EACH VOTING GROUP ENTITLED TO VOTE SEPARATELY ON THE AMENDMENT(S):
"The number of votes cast for the amendment(s) was/were sufficient for approval

By                                                                                                                                               "
(VOTING GROUP)
☐     The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.
☐     The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder—action was not required.
Dated: February 29, 2016

Signature:                                            /s/ John P. Rochon
(By a director, president or other officer—if directors or officers have not been selected, by an incorporator—if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

John P. Rochon
(Typed or printed name of person signing)

Chief Executive Officer
(Title of person signing)